VOYA PREFERRED ADVANTAGE VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED INDIVIDUAL VARIABLE ANNUITY CONTRACT

issued by

Voya Insurance and Annuity Company

and its

Separate Account B

Supplement Dated May 11, 2018

This supplement updates and amends certain information contained in your prospectus dated May 1, 2017.
Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

NOTICE OF AND IMPORTANT INFORMATION ABOUT AN UPCOMING FUND LIQUIDATION

The following information only affects you if you currently invest in the Subaccount that corresponds to the BlackRock iShares® Alternative Strategies V.I. Fund.

On May 8, 2018, the Board of Directors of BlackRock Variable Series Funds, Inc. approved the liquidation of the BlackRock iShares® Alternative Strategies V.I. Fund (the “Fund”). Subject to shareholder approval the liquidation is expected to take place on or about August 15, 2018 (the “Liquidation Date”).

Voluntary Transfers Before the Closing Date. Prior to the Liquidation Date you may transfer amounts allocated to the Subaccount that invests in the Fund to any other available Subaccount. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the TRANSFERS section beginning on page 25 of your Contract prospectus for information about making Subaccount transfers, including applicable restrictions and limits on transfers.

Automatic Reallocation Upon Liquidation. After the Liquidation Date and after our receipt of the proceeds from the liquidation of the Fund, amounts allocated to the Subaccount that invested in the Fund will be automatically reallocated to the Subaccount that invests in Class S2 shares of the Voya Government Liquid Assets Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your Accumulation Value immediately before the reallocation will equal your Accumulation Value immediately after the reallocation.

Automatic Reallocation After the Liquidation Date. After the Liquidation Date, the Fund will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Liquidation Date all allocations directed to the Subaccount that invested in the Fund will be automatically allocated to the Subaccount that invests in Class S2 shares of the Voya Government Liquid Assets Portfolio. See the TRANSFERS section beginning on page 25 of your Contract prospectus for information about making fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting Customer Service at P.O. Box 9271 Des Moines, IA 50306-9271, 1-888-854-5950.

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

Customer Service

P.O. Box 9271

Des Moines, IA 50306-9271

1-888-854-5950

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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